                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                November 10, 2000


                          POTTERS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



           OHIO                     No. 0-27980               No. 34-1817924
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                     519 Broadway, East Liverpool, OH 43920
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (330) 385-0770


                                 Not applicable.
         (Former name or former address, if changed since last report.)

Items 1 - 4.  Not Applicable.

Item 5.  Other Events

On November 10, 2000, Potters Financial Corporation issued a press release announcing that its subsidiary, Potters Bank, has settled all claims in its check fraud lawsuit against National City Bank upon mutually agreeable terms. All claims against other parties, however, remain pending.

Item 6.  Not Applicable.

Item 7.  Exhibits.

99.1 Press Release, dated November 10, 2000, issued by Potters Financial Corporation.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POTTERS FINANCIAL CORPORATION

Date:  November 13, 2000                  By:  /s/ Edward L. Baumgardner
                                               -------------------------
                                                   Edward L. Baumgardner
                                                   President and Chief Executive
                                                     Officer